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                                                                   EXHIBIT 10.12


                           OM GROUP, INC. NON-EMPLOYEE
                       DIRECTORS' EQUITY COMPENSATION PLAN


          1.      PURPOSE OF THE PLAN.

                  The purpose of the OM Group, Inc. Non-Employee Directors' Equity Compensation Plan is to permit Eligible Directors of the OM Group, Inc. (the `Company') to share in the growth of the value of the Company through the grant and exercise of nonqualified stock options and awards of restricted stock.

          2.      DEFINITIONS.

                  For purposes of the Plan, the following terms shall be defined as set forth below:

                  "BOARD" means the Board of Directors of the Company.

                  "CODE" means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

                  "COMMON STOCK" means the common stock of the Company, par value $.01 per share.

                  "COMPANY" means OM Group, Inc., a Delaware corporation, including any wholly owned subsidiary or affiliate, or any successor organization.

                  "DISABILITY" means permanent and total disability within the meaning of Section 22(e)(3) of the Code.

                  "ELIGIBLE DIRECTOR" means a person who is a non-employee member of the Board.

                  "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

                  "FAIR MARKET VALUE" means the per share or aggregate value of the Common Stock as of any given date, as determined by reference to the price of the last traded share of Common Stock on the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System for the next preceding date that Common Stock was traded on such market, or, in the event the Common Stock is listed on a stock exchange, the closing price per share of Common Stock as reported on such exchange for such next preceding date.

                  "INCENTIVE STOCK OPTION" means any Option intended to be designated as an "incentive stock option" within the meaning of Section 422 of the Code.



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                  "NONQUALIFIED STOCK OPTION" means any Option that is not an
Incentive Stock Option.

                  "OPTION" means any option to purchase shares of the Common Stock of the Company granted pursuant to this Plan.

                  "OPTION AGREEMENT" means a written agreement between the Company and the Participant regarding the grant and exercise of Options to purchase shares of Common Stock and the terms and conditions thereof.

                  "PARTICIPANT" means an Eligible Director to whom an award is granted pursuant to the Plan.

                  "PLAN" means the OM Group, Inc. Non-Employee Directors' Equity Compensation Plan, as hereinafter amended from time to time.

                  "RESTRICTED STOCK" means an award of Common Stock that is subject to restrictions pursuant to Section 8.

                  "RULES" means the regulations promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act.

                  Except where otherwise indicated by the context, any masculine terminology used herein shall also include the feminine and vice versa, and the definition of any term herein in the singular shall also include the plural and vice versa.

          3.      STOCK SUBJECT TO THE PLAN.

                  (a) The aggregate number of shares of Common Stock that may be issued or transferred under the Plan is 250,000, subject to adjustment pursuant to Section 3(b) below. Such shares may be authorized but unissued shares or reacquired shares. In the event the number of shares of Common Stock issued under the Plan and the number of shares of Common Stock subject to outstanding awards (taking into account the share counting requirements established under the Rules) equals the maximum number of shares of Common Stock authorized under the Plan, no further awards shall be made unless the Plan is amended (in accordance with the Rules, if necessary) or additional shares of Common Stock become available for further awards under the Plan. If and to the extent that Options granted under the Plan terminate, expire or are cancelled without having been exercised, such shares shall again be available for subsequent awards under the Plan.

                  (b) If any change is made to the Common Stock (whether by reason of merger, consolidation, reorganization, recapitalization, stock dividend, stock split, combination of shares, or exchange of shares or any other change in capital structure made without receipt of consideration), then unless such event or change results in the termination of all outstanding



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awards under the Plan, the Board shall preserve the value of the outstanding awards by adjusting the maximum number and class of shares available under the Plan to reflect the effect of such event or change in the Company's capital structure, and by making appropriate adjustments to the number and class of shares subject to an outstanding award and/or the Option price of each outstanding Option, except that any fractional shares resulting from such adjustments shall be eliminated by rounding any portion of a share equal to .500 or greater up, and any portion of a share equal to less than .500 down, in each case to the nearest whole number.

          4.      ADMINISTRATION OF THE PLAN.

          The Plan shall be administered by the Board. Subject to the provisions of the Plan, the Board shall be authorized to:

                  (a) adopt, revise and repeal such administrative rules, guidelines and practices governing this Plan as it shall from time to time deem advisable;

                  (b) interpret the terms and provisions of the Plan and any Option or Restricted Stock award issued under the Plan (and any agreements relating thereto), and otherwise settle all claims and disputes arising under the Plan;

                  (c) delegate responsibility and authority for the operation and administration of the Plan, appoint employees and officers of the Company to act on its behalf, and employ persons to assist in the fulfilling of its responsibilities under the Plan; and

                  (d) otherwise supervise the administration of the Plan; provided, however, that the Board shall have no discretion with respect to the selection of Eligible Directors to receive awards hereunder, the number of shares of Common Stock covered by such awards or the price or timing of any awards granted hereunder.

          5.      AWARDS.

          An Eligible Director may elect to receive all or a portion of his compensation in cash or, in lieu thereof, a predetermined amount of Options or shares of Restricted Stock. Any such election must be made no later than the date of the first scheduled meeting of the Board in any calendar year and shall relate only to compensation payable for periods commencing after the date of such election; provided, however, that with respect to the 1995 plan year, such election must be made no later than thirty (30) days after the effective date of the Plan (as specified in Section 12).



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          6.      OPTION GRANTS.

                  (a) An electing Eligible Director's compensation will be converted to Options based upon the difference between the Fair Market Value of the Common Stock (determined as of the date of the first scheduled meeting of the Board in any calendar year) and the Option price.

                  (b) All Options granted hereunder shall be Nonqualified Stock Options. No Option granted pursuant to this Plan may be designated as an Incentive Stock Option.

                  (c) Notwithstanding any other provision of the Plan, this
Section 6 may not be amended more than once every six months, except for amendments necessary to conform the Plan to changes in the provisions of, or the regulations relating to, the Code.

          7.      TERMS AND CONDITIONS OF OPTIONS.

                  (a) OPTION AGREEMENT. Each Option granted hereunder shall be evidenced by an Option Agreement.

                  (b) OPTION PRICE. The Option price per share of Common Stock covered by an Option granted hereunder shall be seventy-five percent (75%) of the Fair Market Value of the Common Stock (determined as of the date of the first scheduled meeting of the Board in any calendar year).

                  (c) OPTION TERM. The term of each Option shall be ten years. No Option shall be exercised by any person after the expiration of the term of the Option.

                  (d) EXERCISABILITY. An Option shall be exercisable during its term; provided, however, that no Option shall be exercisable during the six months following the date of grant of such Option.

                  (e) METHOD OF EXERCISE. Options may be exercised, in whole or in part, at any time and from time to time during the Option exercise period, by giving written notice of exercise to the Company specifying the number of shares to be purchased. Such notice shall be accompanied by payment in full of the purchase price, either in cash or by certified or bank check, or such other instrument as the Board may accept. Payment in full or in part may also be made in the form of unrestricted Common Stock already owned by the Participant (and based upon the Fair Market Value of the Common Stock so tendered as of the date the Option is exercised, as determined by the Board). No shares of Common Stock shall be issued until full payment therefore has been made. Eligible Directors shall generally have the rights to dividends or other rights of a stockholder with respect to shares subject to the Option when the Eligible Director has given notice as to exercise, has paid in full for such shares and, if requested, has given any representations required by the Board.




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                  (f) NON-TRANSFERABILITY. No Option shall be transferable by the Participant otherwise than by will, by the laws of descent and distribution, pursuant to a qualified domestic relations order or as permitted under the Rules, and all Options shall be exercisable, during the Participant's lifetime, only by the Participant.

                  (g) TERMINATION BY REASON OF DEATH. If a Participant ceases to be an Eligible Director by reason of death, any Option held by such Participant may thereafter be exercised, to the extent then exercisable, by the legal representative of the estate or by the legatee of the Participant under the will of the Participant, for a period of one year from the date of such death or until the expiration of the stated term of such Option, whichever period is shorter.

                  (h) TERMINATION BY REASON OF DISABILITY. If a Participant ceases to be an Eligible Director by reason of Disability, any Option held by such Participant may thereafter be exercised by the Participant, to the extent it was exercisable at the time of termination, for a period of one year from the date of such termination or until the expiration of the stated term of such Option, whichever period is shorter; provided, however, that if the Participant dies within such one-year period, any unexercised Option held by such Participant shall thereafter be exercisable to the extent it was exercisable at the time of death for a period of one year from the date of such death or until the expiration of the stated term of such Option, whichever period is shorter.

                  (i) OTHER TERMINATION. If a Participant ceases to be an Eligible Director for any reason other than death or Disability (except as a result of becoming an employee of the Company), any Option held by such Participant may thereafter be exercised by the Participant, to the extent it was exercisable at the time of such termination, for a period of three months from the date of such termination or the expiration of the stated term of such Option, whichever period is shorter; provided, however, that if the Participant dies within such three-month period, any unexercised Option held by such Participant shall thereafter be exercisable, to the extent to which it was exercisable at the time of death, for a period of one year from the date of such death or until the expiration of the stated term of the Option, whichever period is shorter. If a Participant ceases to be an Eligible Director by reason of his becoming an employee of the Company and his employment with the Company is subsequently terminated, any Option held by such Participant may thereafter be exercised by the Participant, to the extent that it was exercisable at the time of such termination, for a period of three months from the date of such termination or the expiration of the stated term of the Option, whichever period is shorter; provided, however, that if the Participant dies within such three month-period, any unexercised Option held by such Participant shall thereafter be exercisable, to the extent to which it was exercisable at the time of death, for a period of one year from the date of such death or until the expiration of the stated term of the Option, whichever period is shorter.




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          8.      RESTRICTED STOCK.

                  (a) AWARDS. An electing Eligible Director's compensation will be converted to shares of Restricted Stock based upon the Fair Market Value of the Common Stock (determined as of the date of the first scheduled meeting of the Board in any calendar year). An Eligible Director who elects to receive shares of Restricted Stock will receive additional shares of Restricted Stock equal to five percent (5%) of the amount of the compensation that the Eligible Director actually elects to convert to Restricted Stock.

                  (b) RESTRICTIONS AND CONDITIONS.

                           (i) The prospective recipient of a Restricted Stock
award shall not have any rights with respect to such award unless and until such recipient has executed an agreement evidencing the award and has delivered a fully executed copy thereof to the Company, and has otherwise complied with the applicable terms and conditions of such award.

                           (ii) Awards of Restricted Stock must be accepted
within a period of sixty (60) days (or such shorter period as the Board may specify at grant) after the grant date, by executing a Restricted Stock agreement.

                           (iii) Except as otherwise specified by the Board,
each Participant receiving a Restricted Stock award shall be issued a certificate in respect of such shares of Restricted Stock. Such certificate shall be registered in the name of such Participant, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such award, substantially in the following form:

                           "The transferability of this certificate and the
shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of the OM Group, Inc. Non-Employee Directors' Equity Compensation Plan and an agreement entered into between the registered owner and OM Group, Inc. Copies of such Plan and agreement are on file at the offices of OM Group, Inc., 3800 Terminal Tower, Cleveland, Ohio 44113-2204.

                           (iv) The Board shall require that the stock
certificates evidencing such shares be held in custody by the Company until the restrictions thereon shall have lapsed, and that, as a condition of any Restricted Stock award, the Participant shall have delivered a stock power, endorsed in blank, relating to the Common Stock covered by such award.

                           (v) The restrictions imposed upon an award of
Restricted Stock during the restriction period (the `Restriction Period') shall lapse in accordance with the following schedule:

ANNIVERSARY OF DATE OF GRANT                    PERCENTAGE VESTED
----------------------------                    -----------------
First                                           50
Second                                          100




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                           (vi) Each Restricted Stock award agreement shall
provide that the Restricted Stock covered by the agreement shall be subject to a "substantial risk of forfeiture" (within the meaning of Section 83 of the Code).

                           (vii) Except as provided in the Restricted Stock
award agreement, the Participant shall have, with respect to the shares of Restricted Stock, all of the rights of a stockholder of the Company, including the right to vote the shares and the right to receive any cash dividends. The Board, in its sole discretion, as determined at the time of award, may permit or require the payment of cash dividends to be deferred and, if the Board so determines, reinvested in additional Restricted Stock to the extent shares are available under Section 3.

                           (viii) In the event a Participant does not satisfy
the conditions of the "substantial risk of forfeiture" for any reason other than death or Disability (except as a result of his becoming an employee of the Company) prior to the expiration of the Restriction Period, shares still subject to the restriction shall be immediately forfeited. In the event of death or Disability, the restrictions and shares of restricted stock shall immediately lapse. In the event the Participant ceases to be an Eligible Director by reason of his becoming an employee of the Company, the restrictions imposed upon the restricted stock shall continue to lapse in accordance with the schedule referenced above.

                           (ix) If and when the Restriction Period expires
without prior forfeiture of the Restricted Stock subject to such Restriction Period, the certificates for such shares shall be delivered to the Participant promptly.

                           (x) For purposes of this Section 8, a Restricted
Stock award will be considered to have been granted on the date that the Board takes the requisite action to grant the award.

          9.      AMENDMENT AND TERMINATION.

                  The Board may amend, alter or discontinue the Plan at any time and from time to time (either by resolution or unanimous consent), but no amendment, alteration or discontinuation shall be made which would impair the rights of a Participant under an award theretofore granted, without the Participant's consent, or which, without the approval of the Company's stockholders, would require stockholder approval under the Rules. The Board may amend the terms of any award theretofore granted, prospectively or retroactively, but no such amendment shall impair the rights of any Participant without the Participant's consent. Notwithstanding any provision herein to the contrary, the Board shall have broad authority to amend the Plan or any awards to take into account changes in applicable tax laws, securities laws, accounting rules and other applicable state and federal laws.





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          10.     UNFUNDED STATUS OF THE PLAN

                  The Plan is intended to constitute an unfunded plan for incentive compensation. With respect to any payments not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company. In its sole discretion, the Board may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Common Stock or payments in lieu thereof or with respect to awards hereunder.

          11.     GENERAL PROVISIONS.

                  (a) The Board may require each person receiving Common Stock under the Plan to represent to and agree with the Company in writing that the Participant is acquiring the shares without a view to distribution thereof The certificates for such shares may include any legend which the Company deems appropriate to reflect any restrictions on transfer.

                  (b) Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements (subject to stockholder approval, if such approval is required) and such arrangements may be either generally applicable or applicable only in specific cases.

                  (c) The adoption of the Plan shall not confer upon any Participant any right to a continued relationship with the Company nor shall it interfere in any way with the right of the Company to terminate its relationship with any of its directors at any time.

                  (d) No later than the date as of which an amount first becomes includible in the gross income of the Participant for applicable income tax purposes with respect to any award under the Plan, the Participant shall pay to the Company or make arrangements satisfactory to the Board regarding the payment of any federal, state or local taxes of any kind required by law to be withheld with respect to such amount. Unless otherwise determined by the Board, the minimum required withholding obligations may be settled with Common Stock, including Common Stock that is part of the award that gives rise to the withholding requirement. The obligation of the Company under the Plan shall be conditional upon such payment or arrangements and the Company shall to the extent permitted by law have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant.

                  (e) The Board shall establish such procedures as it deems appropriate for a Participant to designate a beneficiary to whom any amounts payable in the event of the Participant's death are to be paid.

                  (f) The Plan shall be governed by and subject to all applicable laws and to the approvals by any governmental or regulatory agency as may be required.





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                  (g) If any provision of this Plan shall be held illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining provisions of this Plan, but this Plan shall be construed and enforced as if such illegal or invalid provision had never been included herein.

          12.     EFFECTIVE DATE AND TERM OF THE PLAN.

                  The Plan shall be effective as of March 15, 1995, subject to the consent or approval of the Company's stockholders. No Option shall be granted pursuant to the Plan on or after March 15, 2005, but Options granted prior to such date may extend beyond that date.

                                    OM GROUP, INC.

Attest:                             By:
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